UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 19, 2008
VION PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26534	13-3671221

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4 Science Park, New Haven, CT		06511

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (203) 498-4210
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On August 19, 2008, Vion Pharmaceuticals, Inc. announced that it had entered into an agreement with the Dutch-Belgian Cooperative Trial Group for Hematology Oncology (HOVON) to conduct a clinical trial of laromustine (Cloretazine® (VNP40101M)) with standard remission-induction therapy in patients aged 18-65 with previously untreated acute myelogenous leukemia and high-risk myelodysplasia. The trial has been designed as a Phase III study in two parts and is expected to start this fall and to be conducted at various sites in the Netherlands, Belgium, Switzerland and Norway.
A copy of the press release announcing the new trial is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01(d) Exhibits.
Exhibit 99.1    Press release dated August 19, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.

Date: August 21, 2008	By:	/s/ Howard B. Johnson

	Name:	Howard B. Johnson
	Title:	President and Chief Financial Officer

EXHIBIT INDEX
Exhibit 99.1    Press release dated August 19, 2008.